UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

MELO BIOTECHNOLOGY HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Canada (State of Incorporation)	03-30801 (Commission File No.)	N/A (IRS Employer Identification No.)

Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  852-2581 0708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Share Exchange

As disclosed on a Form 8-K filed with the Securities and Exchange Commission on February 18, 2011, on February 17, 2011, Melo Biotechnology Holdings, Inc., a Canadian corporation (the “Company”) entered into an Agreement for Share Exchange (the “Exchange Agreement”) with Vagas Lane Limited, a Marshall Islands corporation (“Vagas”), and First Asia Strategy Limited, a Marshall Islands corporation, (“FASL”) which is the sole shareholder of Vagas.  Pursuant to the terms of the Exchange Agreement the Company agreed to issue a total of 18,000,000 shares of its restricted common stock to FASL in exchange for the transfer by FASL of all of the issued and outstanding common stock of Vagas to the Company, thereby making Vagas a wholly-owned subsidiary of the Company (the “Share Exchange”).  The parties closed the Share Exchange on February 23, 2011.

Upon the closing of the Share Exchange on February 23, 2011, FASL delivered all of its equity capital in Vagas to the Company in exchange for the issuance of a total of 18,000,000 shares of restricted common stock of the Company.  Prior to completion of the Share Exchange, the Company had 23,364,134 shares of common stock issued and outstanding.  Immediately following completion of the Share Exchange, the Company had a total of approximately 41,364,134 shares of its common stock issued and outstanding.  The shares of the Company’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  Certificates representing these shares contain a legend stating the same.

As a result of the Share Exchange described in this Item 2.01, Vagas became a wholly-owned subsidiary of the Company. Vagas is a holding company that owns interests in three separate Hong Kong corporations which focus on the ownership and operation of real estate in Hong Kong.  The Company will carry on the business of Vagas in addition to its other business operations.

The Chart below depicts the corporate structure of the Company as of the date of this 8-K:

Description of Business Operations of Vagas

Vagas Lane Limited (“Vagas”) is principally engaged in investment holding. Its investment activities are as follows:

1)

Vagas, in its own name, has entered into an agreement to purchase a Hong Kong limited company, whose major asset is a block of 19-storey industrial/commercial building in Hong Kong, at a price of HK$140,000,000. Cash deposit of HK$13,000,000 has been paid to the vendor. The outstanding consideration will be settled by a combination of cash, the Company’s restricted shares and assumption of the existing mortgage loan in relation to the building. The completion is expected to be in late February or early March 2011.

2)

Vagas is directly holding the equity interests of the following 3 Hong Kong limited companies:

a)

First Asia Finance Limited (“FAF”)

FAF is 100% owned by Vagas. It is principally engaged in authorized money lending business in Hong Kong. FAF holds a money lender license issued by the Hong Kong Government. Its target customers are individuals and smaller business entities in Hong Kong. With less stringent lending criteria, interest rates charged by FAF are higher than those charged by commercial banks. Incorporated in January 2010, FAF has a trading record of about 1 year and the business is growing steadily. With a strong capital base and growing demand, as valued by a Hong Kong qualified valuer, FAF has a business value of approximately HK$50 million.

b)

First Asia Estate Limited (“FAE”)

FAE is 60% owned by Vagas. It is principally engaged in real estate agency business in Hong Kong. FAE has extensive networks with fund managers, property valuation companies, and banks where prestige customers can be sourced.  FAE also derives income from providing services including portfolio asset management, strategic consultancy, tenancy documentation, tenant relations management, financial administration and transaction management, and advising on sales and acquisitions. Incorporated in late August 2010, FAE has just commenced its business operations.

c)

Hung Lee Development Limited (“Hung Lee”)

Hung Lee is 100% owned by Vagas. Hung Lee is principally engaged in provision of building design, construction and renovation services as well as construction related consultancy services. Hung Lee has a team of architects and interior and exterior designers who have extensive experience in the building and construction industry.  Its marketing and sales team maintains active communication with clients to market its services. Hung Lee also has an established network of contractors whom it engages to provide building related services.  It maintains healthy relationship with the contractors and material suppliers so as to ensure timely delivery of products and services to clients. Incorporated in November 2009, Hung Lee has a proven track record.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As set forth under Item 2.01, on February 23, 2011 the Company issued a total to 18,000,000 shares of its common stock to FASL pursuant to the terms of the Exchange Agreement.  In return for the issuance of 18,000,000 shares of its common stock, FASL deliver all of the equity capital of Vagas to the Company, thereby making Vagas a wholly-owned subsidiary of the Company. The shares were issued in reliance upon exemptions from registration for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

There was no departure of directors or principal officers at the time of closing under the Exchange Agreement.  There was neither election of directors nor appointment of principal officers at the same time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

The financial statements of the business acquired and the pro forma consolidated financial statements required to be filed pursuant to Item 9.01 are not included in this initial report on Form 8-K.  The required financial statements will be filed not later than 71 calendar days after the due date of this initial report on Form 8-K.

(b)

The following exhibits are filed as part of this Current Report on Form 8-K

2.3

Agreement for Share Exchange dated February 17, 2011 by and among Melo Biotechnology Holdings, Inc., a Canadian corporation, and Vagas Lane Limited, a Marshall Islands Corporation, and First Asia Strategy Limited, a Marshall Islands corporation (incorporated by reference from exhibit to Form 8-K filed on February 17, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELO BIOTECHNOLOGY HOLDINGS, INC.

Date: February 23, 2011

By: /S/ Fung Ming

Fung Ming, Director

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